Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Abax Lotus Ltd.

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

/s/ Yang Xiang Dong

Name of Joint Filer:	Abax Global Opportunities Fund

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]
Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

/s/ Yang Xiang Dong

Name of Joint Filer:	Abax Arhat Fund

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

/s/ Yang Xiang Dong

Name of Joint Filer:	Abax Upland Fund LLC

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

/s/ Yang Xiang Dong

Name of Joint Filer:	Abax Global Capital

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

/s/ Yang Xiang Dong

Name of Joint Filer:	Abax Claremont Ltd.

Address of Joint Filer:	c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F, Two International Finance Centre, 8 Finance Street Central, Hong Kong SAR

Relationship of Joint Filer to Issuer:	10% Owner (1)

Issuer Name and Ticker or Trading Symbol:	Sinoenergy Corporation [SNEN]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/07/2008

Designated Filer:	Yang Xiang Dong

(1) See Remarks on Form 4.